Exhibit 99.1

CROWDGATHER, INC. TO PRESENT AT THE SOURCE CAPITAL GROUP
SMALL CAP VIRTUAL CONFERENCE

Woodland Hills, CA.  May 14, 2010 --- One of the leading networks of forum communities on the Internet, CrowdGather (OTCBB:CRWG), today announce that Sanjay Sabnani, CEO, will be presenting at the Source Capital Group Small Cap Virtual Conference at 2:00pm EDT on May 19, 2010. The presentation will provide a corporate overview, including Company update and future outlook.

The Source Capital Group Small Cap Virtual Conference will showcase emerging small and micro cap companies in a live forum with a question and answer session to follow the presentation.  The virtual conference will be held from May 18-19, 2010 and will be broadcast at the conference website (http://sourcegrp.com/conference/confsect2.html). Shareholders, potential investors, analysts, brokers, and industry professionals are encouraged to attend by visiting the conference website.

Investors interested in additional information or scheduling a one-on-one conversation with CrowdGather, Inc. can visit www.sourcegrp.com/conference/confsect6.html or contact Matthew Buttner at MButtner@sourcegrp.com 203-341-3500 ext. 237.

About CrowdGather, Inc.
With its growing portfolio of special interest forums and enthusiast message board communities, CrowdGather (www.crowdgather.com) has created a centralized network to benefit forum members, forum owners and forum advertisers.  CrowdGather provides a highly interactive and informational social network for members, a management and revenue-sharing resource for third-party forum owners, and a largely untapped advertising network for marketers worldwide.

About Source Capital Group, Inc.
Source Capital Group, Inc. is a full-service financial institution, specializing in middle-market investment banking transactions, distressed and high yield debt securities, investment management, mortgages, and business lending. Source has provided equity, debt, and structured finance solutions to both public and private companies in a variety of industries, including energy, oil and gas, telecommunications, technology, biotech, and consumer goods. Source Capital Group, Inc. was founded in 1992 and is headquartered in Westport, Connecticut. Member FINRA/SIPC. To learn more about Source Capital Group, please visit: www.sourcegrp.com.

This press release contains forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events and the Company’s growth and business strategy.  Words such as “expects”, “will”, “intends”, “plans”, “believes”, “anticipates”, “hopes”, “estimates”, and variations on such words and similar expressions are intended to identify forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Actual results may differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially include, but are not limited to, changes in the Company’s business; competitive factors in the market(s) in which the Company operates; risks associated with operations outside the United States; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

###

For additional information, please contact:

Investor/Media Contact:    Sanjay Sabnani
                            Phone: 818-435-2472 x 101
                             Email: sanjay@crowdgather.com